UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 9, 2009

FOUR RIVERS BIOENERGY INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-51574	980442163
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRA Employer Identification No.)

1637 Shar-Cal Road Calvert City, Kentucky	42029
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:

(270) 282-0943

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction .2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 9, 2009, the Board of Directors (the “Board”) of Four Rivers BioEnergy Inc. (the “Company”) unanimously elected Neil McRae to the Company’s Board to fill the vacancy created by the previously disclosed resignation of John Nangle.

Mr. McRae was nominated by International Capital Partners SA, the beneficial owner of the Company’s two outstanding shares of Series A preferred stock. Pursuant to the terms of the Company’s Series A preferred stock, the holders thereof are entitled, until December 4, 2009, to nominate, two members to the Company’s Board of Directors. Mr. Nangle was one of the two designated Series A Directors prior to his resignation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 14, 2009	FOUR RIVERS BIOENERGY INC.
	By:	/s/ Martin Thorp
Name: Martin Thorp
Title: Chief Financial Officer